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EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ James A. Bosserd
James A. Bosserd

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Keith D. Brophy
Keith D. Brophy

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Michael J. Burke, Jr.
Michael J. Burke, Jr.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Harold J. Burns
Harold J. Burns

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Eric E. Burrough
Eric E. Burrough

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ David H. Bush
David H. Bush

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Bruce J. Cady
Bruce J. Cady

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Patrick A. Cronin
Patrick A. Cronin

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Jack G. Hendon
Jack G. Hendon

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Paul L. Johnson
Paul L. Johnson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Gregory A. McConnell
Gregory A. McConnell

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Nels W. Nyblad
Nels W. Nyblad

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, KELLY J. POTES, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Roxanne M. Page
Roxanne M. Page

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, THOMAS L. LAMPEN and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Director Equity Compensation Plan of 2019, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: December 18, 2019	/s/ Kelly J. Potes
Kelly J. Potes